Annual Report

August 31, 1997

INVESCO GROWTH FUND

A smart choice for seeking steady capital growth.

INVESCO FUNDS

MARKET OVERVIEW                                                   September 1997
     U.S. financial markets are highly dependent on investors' perception of the domestic economy. This has been especially true this year. In the early spring, fears of inflation and the potential for an overheating economy caused the Federal Reserve Board to increase short-term interest rates by 25 basis points. This produced a sharp pullback in the stock market. Subsequently, the prevailing view had been of strong and stable economic growth with benign inflation. With this change of attitude, equity markets rallied, and many large-capitalization indexes produced 20% gains within a two-month time period. In fact, the Dow Jones Industrial Average jumped 20% in two months for only the third time in 59 years. Recently, however, renewed concerns over inflation, corporate profits, and a stronger-than-expected economy have again increased day-to-day volatility within the equity markets.(1)
     Why has the economy been so difficult to gauge?
     Conventional wisdom has always held that strong economic growth and benign inflation couldn't coexist. However, for the last seven months, they have. Some analysts are calling the current economic environment a "new paradigm" or a "utopian environment." The Gross Domestic Product (GDP) -- the primary indicator of economic status -- continues to increase at a rapid pace. In the fourth quarter of 1996, the GDP rose at a revised rate of 3.9%; for the first quarter of 1997, 4.9%; and for the second quarter of 1997, 3.3%.
     Meanwhile, the specter of inflation has been nonexistent. Wholesale prices across the economy decreased for the first seven months of 1997, yet the unemployment rate measured 4.9% in August and 4.8% in July -- the lowest levels since 1973.
     Whatever your outlook on the economy, the current environment bodes well for domestic equity markets. Low inflation with strong economic growth may continue to lead to high multiples for corporate stock prices, albeit with likely price volatility. Of course, a significant increase in interest rates could alter the current market conditions and change the investment climate.

INVESCO GROWTH FUND

                                 Growth Fund
                         Average Annual Total Return
                              as of 8/31/97 (2)

                         1 Year               28.14%
                         ---------------------------
                         5 Years              16.68%
                         ---------------------------
                         10 Years             11.36%
                         ---------------------------

     The fund's one-year total return as of 8/31/97 was 28.14%, compared to the one-year figure of 40.57% for the S&P 500 broad market index.(1),(2)
     The fund's underperformance was primarily due to our aggressive posture at the beginning of 1997, which left the portfolio vulnerable when the market corrected in the spring of this year. We remain confident, however, that our investment style should produce superior returns over the full market cycle.
     The following line graph illustrates the growth of the S&P 500 compared to the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, for the 10 years ended 8/31/97. The chart and other total return figures cited reflect the fund's operating expenses. However, the index does not have expenses, which would, of course, have lowered its performance(2)

Graph: This line graph represents a comparison of the value of a $10,000 investment in INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/97.

STRATEGIC OVERVIEW
      Large-capitalization growth stocks continued to lead the domestic equity markets over the last year. Within this environment, fund management has stayed true to our investment philosophy of focusing the fund's core holdings on classic growth companies like Coca-Cola Co., General Electric, Microsoft Corp., and Pfizer Inc. While we remain exposed to some faster-growing companies, we favor the predictability of earnings associated with large-cap growth companies for the foundation of the portfolio.
      The health care and technology sectors produced strong returns for the fund during the past 12 months, and we will continue to seek opportunities in these faster-growing sectors. In the health care sector, gains were produced by market-leading pharmaceuticals like Johnson & Johnson, Merck & Co., and Pfizer Inc. These pharmaceutical companies continue to benefit from an improved regulatory environment and the introduction of new products to the market.
      On the technology side, our exposure to large, dependable growth companies like International Business Machines (IBM) and Microsoft Corp. boosted performance. These firms continue to benefit from dominant positions in their respective markets.

LOOKING FORWARD
      The current economic environment bodes well for domestic equity markets. Low inflation and strong economic growth may continue to lead to improved corporate earnings, fueling price appreciation. We have recently, however, reduced the number of stocks in the portfolio. In this way, we should be better able to monitor individual holdings, as we feel that stock selectivity is growing in importance.
      One minor area of concern is the recent currency turmoil in Southeast Asia. Many large-cap growth companies derive a significant portion of their revenues from the Asia/Pacific Rim economies. Weak Asian currencies and slowing economic growth rates could make U.S. goods less attractive overseas, and potentially hurt the earnings of large-cap companies. Consequently, we will continue to monitor this area closely.

FUND MANAGEMENT
      INVESCO Growth Fund is managed by Senior Vice President Timothy J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. An 18-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
      Trent E. May was named co-manager in 1996. He received a BS from the Florida Institute of Technology and an MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

(1) The S&P 500 is an unmanaged index of common stocks considered representative of the broad U.S. equity market, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Growth Fund, Inc.
TEN LARGEST COMMON STOCK HOLDINGS
August 31, 1997

Description                                                  Value
---------------------------------------------------------------------
PepsiCo Inc                                            $   30,960,000
Pfizer Inc                                                 30,267,975
General Electric                                           29,375,000
Philip Morris                                              29,228,750
Johnson & Johnson                                          29,194,063
American International Group                               29,020,312
Coca-Cola Co                                               28,942,812
Merck & Co                                                 28,920,938
Bristol-Myers Squibb                                       28,880,000
SBC Communications                                         28,818,750

Composition of holdings is subject to change.

INVESCO Growth Fund, Inc.
STATEMENT OF INVESTMENT SECURITIES
August 31, 1997

                                                            Shares or
                                                            Principal
Description                                                    Amount                   Value
---------------------------------------------------------------------------------------------

COMMON STOCKS 100.00%
BANKS 5.90%
BankAmerica Corp                                              110,000          $    7,239,375
Chase Manhattan                                                65,000               7,227,187
Citicorp                                                      215,000              27,439,375
                                                                              ---------------
                                                                                   41,905,937
                                                                              ---------------
BEVERAGES 8.44%
Coca-Cola Co                                                  505,000              28,942,812
PepsiCo Inc                                                   860,000              30,960,000
                                                                              ---------------
                                                                                   59,902,812
                                                                              ---------------
CHEMICALS 3.95%
du Pont (E I) de Nemours                                      450,000              28,040,625
                                                                              ---------------
COMMUNICATIONS -
   EQUIPMENT & MANUFACTURING 0.57%
Motorola Inc                                                   55,000               4,035,625
                                                                              ---------------
COMPUTER RELATED 15.18%
Bay Networks*                                                 600,000              21,225,000
Compaq Computer*                                               25,000               1,637,500
Hewlett-Packard Co                                            460,000              28,203,750
International Business Machines                               280,000              28,245,000
Microsoft Corp*                                               215,000              28,420,313
                                                                              ---------------
                                                                                  107,731,563
                                                                              ---------------
CONSUMER FINANCE 0.55%
American Express                                               50,000               3,887,500
                                                                              ---------------
ELECTRICAL EQUIPMENT 4.14%
General Electric                                              470,000              29,375,000
                                                                              ---------------






ELECTRONICS -
   SEMICONDUCTOR 4.76%
Maxim Integrated Products*                                    275,000              19,009,375
National Semiconductor*                                       230,000               7,877,500
Xilinx Inc*                                                   145,000               6,887,500
                                                                              ---------------
                                                                                   33,774,375
                                                                              ---------------
ENTERTAINMENT 3.15%
Disney (Walt) Co                                              140,000              10,753,750
Time Warner                                                   225,000              11,587,500
                                                                              ---------------
                                                                                   22,341,250
                                                                              ---------------
FINANCIAL 1.64%
Federal National Mortgage  Association                        265,000              11,660,000
                                                                              ---------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 18.04%
Bristol-Myers Squibb                                          380,000              28,880,000
Johnson & Johnson                                             515,000              29,194,063
Merck & Co                                                    315,000              28,920,938
Pfizer Inc                                                    546,600              30,267,975
SmithKline Beecham PLC ADR
   Representing 5 Ord A Shrs                                  250,000              10,828,125
                                                                              ---------------
                                                                                  128,091,101
                                                                              ---------------
HEALTH CARE RELATED 0.57%
Tenet Healthcare*                                             150,000               4,087,500
                                                                              ---------------
HOUSEHOLD PRODUCTS 3.14%
Colgate-Palmolive Co                                          271,000              17,005,250
Procter & Gamble                                               40,000               5,322,500
                                                                              ---------------
                                                                                   22,327,750
                                                                              ---------------
INSURANCE 4.09%
American International Group                                  307,500              29,020,312
                                                                              ---------------






OIL & GAS RELATED 9.93%
Exxon Corp                                                    460,000              28,146,250
Mobil Corp                                                     95,000               6,911,250
Royal Dutch Petroleum
   New York Registry 1.25 Gldr Shr                            555,000              28,166,250
Schlumberger Ltd                                               95,000               7,237,813
                                                                              ---------------
                                                                                   70,461,563
                                                                              ---------------
PERSONAL CARE 2.28%
Avon Products                                                 175,000              11,210,937
Gillette Co                                                    60,000               4,968,750
                                                                              ---------------
                                                                                   16,179,687
                                                                              ---------------
RESTAURANTS 0.53%
McDonald's Corp                                                80,000               3,785,000
                                                                              ---------------
RETAIL 4.00%
Wal-Mart Stores                                               800,000              28,400,000
                                                                              ---------------
TELECOMMUNICATIONS -
   LONG DISTANCE 0.96%
AT&T Corp                                                     175,000               6,825,000
                                                                              ---------------
TELEPHONE 4.06%
SBC Communications                                            530,000              28,818,750
                                                                              ---------------
TOBACCO 4.12%
Philip Morris                                                 670,000              29,228,750
                                                                              ---------------
TOTAL INVESTMENT
  SECURITIES AT VALUE  100.00%
  (Cost $672,489,569)
  (Cost for Income Tax Purposes
   $672,571,263)                                                                $ 709,880,100
                                                                              ===============

* Security is non-income producing.

 See Notes to Financial Statements

INVESCO Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997

ASSETS
Investment Securities at Value
   (Cost $672,489,569)                                             $709,880,100
Cash                                                                    140,385
Receivables:
   Investment Securities Sold                                        22,016,720
   Fund Shares Sold                                                     460,757
   Dividends                                                            788,998
Prepaid Expenses and Other Assets                                        94,246
                                                                  --------------
TOTAL ASSETS                                                        733,381,206
                                                                  --------------
LIABILITIES
Payables:
   Distributions to Shareholders                                        102,293
   Investment Securities Purchased                                   23,036,148
   Fund Shares Repurchased                                              823,681
Accrued Distribution Expenses                                           159,759
Accrued Expenses and Other Payables                                      38,870
                                                                  --------------
TOTAL LIABILITIES                                                    24,160,751
                                                                  --------------
Net Assets at Value                                                 709,220,455
                                                                  ==============
NET ASSETS
Paid-in Capital*                                                    506,691,202
Accumulated Distributions in Excess of
   Net Investment Income                                                (24,778)
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign Currency
   Transactions                                                     165,163,500
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                     37,390,531
                                                                  --------------
Net Assets at Value                                               $ 709,220,455
                                                                  ==============
Net Asset Value, Offering and Redemption
   Price per Share                                                         6.06
                                                                         =======

* The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 117,112,178 were outstanding at August 31, 1997.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended August 31, 1997

INVESTMENT INCOME
INCOME
Dividends                                                            $8,006,006
Interest                                                                857,195
Foreign Taxes Withheld                                                  (34,666)
                                                                  --------------
   TOTAL INCOME                                                       8,828,535
                                                                  --------------
EXPENSES
Investment Advisory Fees                                              3,922,981
Distribution Fees and Expenses                                        1,706,756
Transfer Agent Fees                                                   1,066,438
Administrative Fees                                                     112,386
Custodian Fees and Expenses                                             131,329
Directors' Fees and Expenses                                             38,040
Professional Fees and Expenses                                           52,240
Registration Fees and Expenses                                          105,016
Reports to Shareholders                                                 120,595
Other Expenses                                                           37,492
                                                                  --------------
   TOTAL EXPENSES                                                     7,293,273
   Fees and Expenses Paid Indirectly                                    (48,910)
                                                                  --------------
     NET EXPENSES                                                     7,244,363
                                                                  --------------
NET INVESTMENT INCOME                                                 1,584,172
                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                185,903,395
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                     (23,243,958)
                                                                  --------------
NET GAIN ON INVESTMENT SECURITIES                                   162,659,437
                                                                  --------------
Net Increase in Net Assets from Operations                        $ 164,243,609
                                                                  ==============

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended August 31
                                                         ------------------------------------
                                                              1997                    1996

OPERATIONS
Net Investment Income                                    $  1,584,172            $  3,536,606
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                           185,903,395             111,005,199
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                          (23,243,958)            (15,848,975)
                                                         ------------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                 164,243,609              98,692,830
                                                         ------------------------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                                      (1,500,483)             (3,514,988)
Net Realized Gain on
   Investment Securities                                  (84,751,427)            (79,381,324)
                                                         ------------------------------------
TOTAL DISTRIBUTIONS                                       (86,251,910)            (82,896,312)
                                                         ------------------------------------
FUND SHARE
   TRANSACTIONS
Proceeds from Sales of Shares                             647,469,283             295,345,551
Reinvestment of Distributions                              77,405,695              73,787,554
                                                         ------------------------------------
                                                          724,874,978             369,133,105
Amounts Paid for Repurchase
   of Shares                                             (690,372,256)           (289,488,892)
                                                         ------------------------------------
NET INCREASE IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                      34,502,722              79,644,213
                                                         ------------------------------------
Total Increase in Net Assets                              112,494,421              95,440,731
NET ASSETS
Beginning of Period                                       596,726,034             501,285,303
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income of
   ($24,778) and $17,416
   respectively)                                        $ 709,220,455           $ 596,726,034
                                                         ====================================

                    ---------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                                               113,639,331              55,102,359
Shares Issued from Reinvestment
   of Distributions                                        14,903,327              14,849,577
                                                         ------------------------------------
                                                          128,542,658              69,951,936
Shares Repurchased                                       (121,110,949)            (54,263,125)
                                                         ------------------------------------
Net Increase in Fund Shares                                 7,431,709              15,688,811
                                                         ====================================

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Growth Fund, Inc. (the "Fund"), is incorporated in Maryland. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, amortized premium, and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.
         The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes.

C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
         To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1997, 2.97% qualified for the dividends received deduction available to the Fund's corporate shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date.
    The  Fund   distributes  net  realized   capital  gains,  if  any,  to  its
    shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended August 31, 1997, the Fund reclassified $138,025 from accumulated undistributed net investment income to paid-in capital and reclassified $12,142 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Distribution Expenses and Transfer Agent Fees, are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the year ended August 31, 1997, Fees and Expenses Paid Indirectly consisted of $47,462 included in Custodian Fees and Expenses and $323 included in Distribution Expenses, and $1,125 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.

    In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
    A plan of distribution pursuant to Rule 12b-1 of the Act provided for reimbursement of marketing and advertising expenditures to IFG (the
"Distributor") to a maximum of 0.25% of average annual net assets. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissable activities and services in connection with the distribution of the Fund's shares. For the year ended August 31, 1997, the Fund paid the Distributor $2,526,261 under the plan of distribution. Accordingly, the above amounts reflect reimbursements under the plan for the four months ended December 31, 1996 and compensation under the plan for the eight months ended August 31, 1997. Effective September 29,1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, will replace IFG, as Distributor.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,893,969,801and $1,891,550,581, respectively.
    There were no purchases  or sales of U.S.  Government  securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $48,852,349 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $11,543,512, resulting in net appreciation of $37,308,837.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended August 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $8,754. Unfunded accrued pension costs of $22,258 and pension liability of $47,036 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August 31, 1997, there were no such borrowings.

INVESCO Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

                                                                                     Year Ended August 31
                                                     ----------------------------------------------------------------------
                                                           1997           1996           1995           1994           1993

PER SHARE DATA
Net Asset Value - Beginning of Period                   $  5.44        $  5.33        $  5.34        $  5.28        $  4.72
                                                     ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.01           0.03           0.05           0.03           0.04
Net Gains on Securities
   (Both Realized and Unrealized)                          1.39           0.95           0.49           0.11           1.00
                                                     ----------------------------------------------------------------------
Total from Investment Operations                           1.40           0.98           0.54           0.14           1.04
                                                     ----------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.01           0.03           0.05           0.03           0.04
Distributions from Capital Gains                           0.77           0.84           0.50           0.05           0.44
                                                     ----------------------------------------------------------------------
Total Distributions                                        0.78           0.87           0.55           0.08           0.48
                                                     ======================================================================
Net Asset Value - End of Period                         $  6.06        $  5.44        $  5.33        $  5.34        $  5.28
                                                     ======================================================================
TOTAL RETURN                                             28.14%         20.23%         12.05%          2.52%         22.17%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                      $709,220       $596,726       $501,285       $488,411       $483,957
Ratio of Expenses to Average
   Net Assets                                            1.07%@         1.05%@          1.06%          1.03%          1.04%
Ratio of Net Investment Income to
   Average Net Assets                                     0.22%          0.64%          1.07%          0.47%          0.72%
Portfolio Turnover Rate                                    286%           207%           111%            63%            77%
Average Commission Rate Paid^^                         $ 0.0697       $ 0.0286              -              -              -


+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed effective for fiscal years beginning September 1, 1995 and thereafter.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of INVESCO Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Growth Fund, Inc. (the "Fund") at August 31,1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Denver, Colorado
October 8, 1997

                                        FAMILY OF FUNDS

                                                                      Newspaper
Fund Name                         Fund Code       Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
International
International Growth                  49               FSIGX            IntlGr
Asian Growth                          41               IVAGX            AsianGr
European                              56               FEURX             Europ
European Small Company                37               IVECX           EuroSmCo
Latin American Growth                 34               IVSLX           LatinAmGr
Pacific Basin                         54               FPBSX             PcBas
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Realty                                42               IVSRX            Realty
Technology                            55               FTCHX             Tech
Utilities                             58               FSTUX             Util
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth                                10               FLRFX             Grwth
Dynamics                              20               FIDYX             Dynm
Small Company                         74               IDSCX            DivSmCo
Emerging Growth                       60               FIEGX            Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income                     15               FIIIX            IndInc
Value Equity                          46               FSEQX             ValEq
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
Short-Term Bond                       33               INIBX            ShTrBd
Intermediate Government Bond          47               FIGBX            IntGov
U.S. Government Securities            32               FBDGX             USGvt
Select Income                         30               FBDSX            SelInc
High Yield                            31               FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond            36               IVTIX               *
Tax-Free Long-Term Bond               35               FTIFX             TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund            44               FUGXX           InvGvtMF
Cash Reserves                         25               FDSXX            InvCshR
Tax-Free Money Fund                   40               FFRXX          InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc., (SM)
Distributor (formerly INVESCO
Funds Group, Inc., Distributor)
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

If you're in Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level